EXHIBIT 99.2

               PMCF/BACM MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of May 1, 2002, between Prudential Mortgage Capital Funding, LLC, as seller (the "Seller" or "PMCF") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller has conveyed or will convey the master servicing rights with regard to the Mortgage Loans (the "Servicing Rights") to Bank of America, N.A. ("Bank of America"), and Bank of America shall enter into a certain Sub-Servicing Agreement with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Bank of America to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and J.P. Morgan Securities Inc. ("JPMorgan") pursuant to an underwriting agreement, dated as of May 9, 2002 (the "Underwriting Agreement"). BACM intends to sell the one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and Merrill Lynch, as initial purchasers thereof, pursuant to a certificate purchase agreement dated May 9, 2002 (the "Certificate Purchase Agreement"), among Banc of America, BACM and Merrill Lynch. The Registered Certificates are more fully described in the prospectus dated May 9, 2002 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated May 9, 2002 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated May 9, 2002 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.


            The Seller will indemnify BACM, Banc of America, Merrill Lynch, JPMorgan and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of May 1, 2002 (the "Indemnification Agreement"), among the Seller, BACM, Banc of America, Merrill Lynch, JPMorgan and Bank of America.


            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.
                       ---------------------

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on May 22, 2002 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.
                       --------------------------------

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) asset summaries delivered to the Rating Agencies, originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the documents and instruments specified below with respect to each Mortgage Loan. Such documents for each Mortgage Loan comprise a "Mortgage File". All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, without recourse" or in blank, and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than a Mortgage Loan Seller); or alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity from the applicable Mortgage Loan Seller with a copy of such Mortgage Note;

            (ii) an original or a copy of the Mortgage and any intervening assignments that precede the assignment referred to in clause (iv) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iii) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iv) an original executed assignment of the Mortgage, in favor of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, in recordable form (except for any missing recording information with respect to such Mortgage);

            (v) an original executed assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, in recordable form (except for any missing recording information with respect to such Assignment of Leases);

            (vi) originals or copies of any written assumption, modification, written assurance and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage Loan has been assumed, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon if the instrument being modified or assumed is a recordable document;

            (vii) the original or a copy of the policy of lender's title insurance or, if such policy has not yet been issued, a "marked-up" pro forma title policy or commitment for title insurance (the "Title Policy");

            (viii)filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, in connection with such UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, in a form that is complete and suitable for filing or recording, and sufficient to assign to the Trustee the security interest held by the originator of the Mortgage Loan or its assignee;

            (ix) the original or a copy of any environmental indemnity agreement relating solely to such Mortgage Loan;

            (x) the original or a copy of any power of attorney, guaranty, loan agreement, Ground Lease and/or Ground Lease estoppels relating to such Mortgage Loan;

            (xi) any original documents (including any security agreement(s)) relating to, evidencing or constituting Additional Collateral and, if applicable, the originals or copies of any intervening assignments thereof; and

            (xii) the original or a copy of any intercreditor agreement, co-lender agreement, agreement among noteholders or similar agreement relating to such Mortgage Loan and a copy of any Letter of Credit.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee.

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, and distribute such amended Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule or Mortgage File Checklist by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence
                       Review.
                       -----------------------------------------------------

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a Delaware limited liability company, duly authorized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Breach or Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      It is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) If the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of May 1, 2003, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Cross-Collateralized Group and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Cross-Collateralized Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Cross-Collateralized Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Cross-Collateralized Group in accordance with the provisions of this Section 4 unless such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria. In the event that one or more of such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan as to which the related Material Breach or Material Document Defect exists or to repurchase all of the Cross-Collateralized Mortgage Loans in the related Cross-Collateralized Group. The Seller shall be responsible for the cost of any appraisal required to be obtained by the Master Servicer to determine if the Cross-Collateralized Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

      With respect to any Cross-Collateralized Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases an affected Cross-Collateralized Mortgage Loan in the manner prescribed in Section 4 while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and Purchaser (on behalf of its successors and assigns) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans held by such party, then both parties agree to forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

      Notwithstanding the foregoing, if (a) the Seller is required to repurchase a Mortgage Loan pursuant to the terms of this Section 4(e), and (b) such Mortgage Loan is the Small Crossed Loan, then the applicable Material Document Defect or Material Breach shall not be deemed to constitute a Material Document Defect or Material Breach (as the case may be) for the Large Crossed Loan, and the Seller shall only be required to repurchase or substitute for the Small Crossed Loan.

            SECTION 5. Representations, Warranties and Covenants of the
                       Purchaser.
                       ------------------------------------------------

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii)The Purchaser has not dealt with any broker, investment banker, agent or other person, other than Banc of America, Merrill Lynch, JPMorgan and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.
                       --------------------

            The parties hereto shall cooperate with PricewaterhouseCoopers LLP and Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.
                       -------

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.
                       -----------------

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate substantially in the form of Exhibit A-1 executed by an authorized officer of the Seller in his or her individual capacity, and dated the Closing Date, upon which Banc of America, Merrill Lynch, JPMorgan and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller substantially in the form of Exhibit A-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, Banc of America, JPMorgan and Merrill Lynch may rely; and

            (f) One or more written opinions of counsel for the Seller in substantially the form set forth in Exhibit A-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, Banc of America, JPMorgan, Merrill Lynch, the Trustees and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to the Purchaser, Banc of America, Merrill Lynch, JPMorgan and Bank of America stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.
                       -----

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and paid in accordance with the Transaction Management Agreement.

            SECTION 10. Notices.
                        -------

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, NC1-007-07-01, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: David Gertner, telecopy number: (704) 386-1904, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Prudential Mortgage Capital Funding, LLC, 100 Mulberry Street, Gateway Center 4, 8th Floor, Newark, New Jersey 07102, Attention: Jonathan White, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive
                        Delivery.
                        -----------------------------------------------------

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.
                        --------------------------

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.
                        ------------

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.
                        -------------

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.
                        ------------------

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.
                        ----------------------

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.
                        ----------

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.
                        ------------------------------------------------

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.
                        -----------------------------------

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.
                        ----------------

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Miscellaneous.
                        -------------

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC



                                       By: /s/ Jonathan H. White
                                           ------------------------------------
                                           Name:  Jonathan H. White
                                           Title: Principal




                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                       By: /s/ Manish Parwani
                                           ------------------------------------
                                           Name:  Manish Parwani
                                           Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


LOAN      CONTROL   TRUST
NUMBER    NUMBER      ID       PROPERTY NAME                                STREET ADDRESS                          CITY
------------------------------------------------------------------------------------------------------------------------------------

6104459    P1.1      1.1       New Potomac Portfolio -                      4000 38th Street                        Brentwood
                               Finchley Square Apartments
6104459    P1.2      1.2       New Potomac Portfolio -                      1407 1/2 Merrimac Drive                 Hyattsville
                               Victoria Station Apartments
6104459    P1.3      1.3       New Potomac Portfolio -                      8800 Lanier Drive                       Silver Spring
                               Paddington Square Apartments
6104459    P1.4      1.4       New Potomac Portfolio -                      7888 Sheriff Road                       Landover
                               Eaton Square Apartments
6104459    P1.5      1.5       New Potomac Portfolio -                      1400 East University Boulevard          Hyattsville
                               Bedford Station Apartments
6104459    P1.6      1.6       New Potomac Portfolio -                      6803 Riggs Road                         Hyattsville
                               Newbury Square Apartments
6104459    P1.7      1.7       New Potomac Portfolio -                      5360 Quincy Place                       Hyattsville
                               Edmonton Station Apartments
6104459     P1        1        New Potomac Portfolio (Roll-Up)

6104485    P2.1      8.1       CJB Apartments- Silvertree Apartments        2600-3001 North Silvertree Lane         Muncie

6104485    P2.2      8.2       CJB Apartments- Windsong Apartments          2100-2240 North Oakwood Ave             Muncie

6104485    P2.3      8.3       CJB Apartments- Autumn Breeze Apartments     2810-2860 North Everbrook Lane          Muncie

6104485    P2.4      8.4       CJB Apartments- Sunreach Apartments          1801-1821 West Royale Road              Muncie

6104485    P2.5      8.5       CJB Apartments- Everbrook Townhouses         2600-2806 North Everbrook Lane          Muncie

6104485    P2.6      8.6       CJB Apartments- Cardinal Villa               1200 West Bethel Ave                    Muncie

6104485     P2        8        CJB Apartments (Roll-Up)

6104518     P3       12        Columbiana Lakes Apartments                  250 Crossbow Drive                      Columbia

6104457     P4       17        Cypress Gates Apartments                     299 Carmel Avenue                       Marina

6104446     P5       20        Hillbrook Apartments                         478 South Raccoon Road                  Austintown

6104440     P6       23        Grand Summit Apartments                      601 Friendway Road                      Greensboro

6104345     P7       34        Green Lake Apartments                        10250 NW 80th Court                     Hialeah Gardens

6104350     P8       35        Bentwood Subdivision                         Scott Hamilton Avenue, Bentwood Lane,   Bowling Green
                                                                            Burrwood Drive

6104385     P9       40        Meadowbrook Apartments                       One Meadows Boulevard                   Slidell

6104346     P10      43        Sunset on the Lakes Apartments               7805-7815 SW 152nd Avenue               Miami

6103802     P11      45        Williamsburg Outlet Center                   5715 Richmond Road                      Williamsburg

6104484     P12      46        The Plaza at Citrus Park                     12601-12925 Citrus Park Drive           Tampa

6104434     P13      47        Forest Promenade Shopping Plaza              965 Richmond Avenue                     Staten Island

6104442     P14      49        The Plaza at Brandon Town Center             320 Brandon Town Center Drive           Brandon

6104429     P15      51        Ross Center                                  11211-11245 SE 82nd Avenue              Portland

6104427     P16      53        Vancouver Park Place                         8101 Northeast Parkway Drive            Vancouver

6104430     P17      56        Silverdale Ross Plaza                        10410 Silverdale Way, NW                Silverdale

6103925     P18      59        Champion Village Plaza                       35 & 55 South Gibson Road               Henderson

6104488     P19      60        Walgreens - Salt Lake City                   4046 W. 5415 South                      Kearns

6104489     P20      61        Walgreens - Aurora                           15301 E. Iliff Avenue                   Aurora

6104403     P21      62        Parkway Plaza Phase II                       520-530 Ed Noble Parkway                Norman


TABLE CONTINUED

                                     AMORT-                                     REMAINING TERM TO
LOAN            ZIP       MORTGAGE   IZATION    ORIGINAL         CUT-OFF         STATED MATURITY    STATED MATURITY
NUMBER    STATE CODE      RATE (%)   BASIS      BALANCE          BALANCE          /ARD (MONTHS)         DATE/ ARD
-------------------------------------------------------------------------------------------------------------------

6104459   MD    20722

6104459   MD    20783

6104459   MD    20910

6104459   MD    20785

6104459   MD    20783

6104459   MD    20783

6104459   MD    20784

6104459                   6.880%     ACT/360    39,100,000.00    38,967,596.86    116                01/01/12

6104485   IN    47304

6104485   IN    47304

6104485   IN    47304

6104485   IN    47304

6104485   IN    47304

6104485   IN    47304

6104485                   7.110%     ACT/360    13,500,000.00    13,480,962.17    118                03/01/12

6104518   SC    29212     7.280%     ACT/360     9,150,000.00     9,126,697.99    117                02/01/12

6104457   CA    93933     7.040%     ACT/360     7,500,000.00     7,462,874.20    116                01/01/12

6104446   OH    44515     6.910%     ACT/360     6,700,000.00     6,673,040.47    115                12/01/11

6104440   NC    27410     6.730%     ACT/360     5,100,000.00     5,074,150.63    114                11/01/11

6104345   FL    33016     7.180%     ACT/360     2,800,000.00     2,789,364.08    115                12/01/11

6104350   OH    43402     7.170%     ACT/360     2,785,000.00     2,762,291.91    113                10/01/11


6104385   LA    70460     7.200%     ACT/360     2,200,000.00     2,189,892.76    114                11/01/11

6104346   FL    33193     7.180%     ACT/360     1,725,000.00     1,718,447.51    115                12/01/11

6103802   VA    23188     7.690%     ACT/360    32,500,000.00    32,288,033.23    114                11/01/11

6104484   FL    33625     6.760%     ACT/360    30,000,000.00    29,896,006.84    116                01/01/12

6104434   NY    10314     7.140%     ACT/360    19,000,000.00    18,938,859.16    116                01/01/12

6104442   FL    33511     6.790%     ACT/360    13,390,000.00    13,334,738.27    115                12/01/11

6104429   OR    97266     7.100%     ACT/360    11,775,000.00    11,736,809.40    116                01/01/12

6104427   WA    98662     6.910%     ACT/360     7,600,000.00     7,574,414.81    116                01/01/12

6104430   WA    98383     7.100%     ACT/360     5,700,000.00     5,681,512.83    116                01/01/12

6103925   NV    89012     7.590%     ACT/360     4,400,000.00     4,381,727.73    116                01/01/12

6104488   UT    84118     7.000%     ACT/360     4,000,000.00     3,983,813.48    116                01/01/12

6104489   CO    80013     7.340%     ACT/360     3,740,000.00     3,726,020.13    117                02/01/12

6104403   OK    73702     7.460%     ACT/360     3,600,000.00     3,584,351.35    114                11/01/11

                                                                                              ADMIN.     PRIMARY    MASTER
LOAN      CONTROL   TRUST                                               DUE     MONTHLY       FEE        SERVICING  SERVICING
NUMBER    NUMBER      ID       PROPERTY NAME                            DATE    PAYMENT       RATE       FEE RATE   FEE
-----------------------------------------------------------------------------------------------------------------------------
6104459    P1.1      1.1       New Potomac Portfolio -
                               Finchley Square Apartments
6104459    P1.2      1.2       New Potomac Portfolio -
                               Victoria Station Apartments
6104459    P1.3      1.3       New Potomac Portfolio -
                               Paddington Square Apartments
6104459    P1.4      1.4       New Potomac Portfolio -
                               Eaton Square Apartments
6104459    P1.5      1.5       New Potomac Portfolio -
                               Bedford Station Apartments
6104459    P1.6      1.6       New Potomac Portfolio -
                               Newbury Square Apartments
6104459    P1.7      1.7       New Potomac Portfolio -
                               Edmonton Station Apartments
6104459     P1        1        New Potomac Portfolio (Roll-Up)          1st     $256,989.80   0.09170%   0.06500%   0.09000%

6104485    P2.1      8.1       CJB Apartments- Silvertree Apartments

6104485    P2.2      8.2       CJB Apartments- Windsong Apartments

6104485    P2.3      8.3       CJB Apartments- Autumn Breeze Apartments

6104485    P2.4      8.4       CJB Apartments- Sunreach Apartments

6104485    P2.5      8.5       CJB Apartments- Everbrook Townhouses

6104485    P2.6      8.6       CJB Apartments- Cardinal Villa

6104485     P2        8        CJB Apartments (Roll-Up)                 1st     $ 90,815.36   0.05170%   0.02500%   0.05000%

6104518     P3       12        Columbiana Lakes Apartments              1st     $ 62,605.42   0.10170%   0.07500%   0.10000%

6104457     P4       17        Cypress Gates Apartments                 1st     $ 53,199.97   0.05170%   0.02500%   0.05000%

6104446     P5       20        Hillbrook Apartments                     1st     $ 44,171.03   0.10170%   0.07500%   0.10000%

6104440     P6       23        Grand Summit Apartments                  1st     $ 33,010.73   0.05170%   0.02500%   0.05000%

6104345     P7       34        Green Lake Apartments                    1st     $ 18,968.18   0.05170%   0.02500%   0.05000%

6104350     P8       35        Bentwood Subdivision                     1st     $ 19,986.85   0.10170%   0.07500%   0.10000%

6104385     P9       40        Meadowbrook Apartments                   1st     $ 14,933.34   0.05170%   0.02500%   0.05000%

6104346     P10      43        Sunset on the Lakes Apartments           1st     $ 11,685.75   0.05170%   0.02500%   0.05000%

6103802     P11      45        Williamsburg Outlet Center               1st     $244,203.00   0.05170%   0.02500%   0.05000%

6104484     P12      46        The Plaza at Citrus Park                 1st     $194,778.89   0.05170%   0.02500%   0.05000%

6104434     P13      47        Forest Promenade Shopping Plaza          1st     $128,198.94   0.05170%   0.02500%   0.05000%

6104442     P14      49        The Plaza at Brandon Town Center         1st     $ 87,203.61   0.05170%   0.02500%   0.05000%

6104429     P15      51        Ross Center                              1st     $ 79,131.76   0.05170%   0.02500%   0.05000%

6104427     P16      53        Vancouver Park Place                     1st     $ 50,104.45   0.05170%   0.02500%   0.05000%

6104430     P17      56        Silverdale Ross Plaza                    1st     $ 38,305.82   0.05170%   0.02500%   0.05000%

6103925     P18      59        Champion Village Plaza                   1st     $ 32,354.82   0.10170%   0.07500%   0.10000%

6104488     P19      60        Walgreens - Salt Lake City               1st     $ 27,344.62   0.10170%   0.07500%   0.10000%

6104489     P20      61        Walgreens - Aurora                       1st     $ 27,250.21   0.10170%   0.07500%   0.10000%

6104403     P21      62        Parkway Plaza Phase II                   1st     $ 25,073.19   0.05170%   0.02500%   0.05000%

TABLE CONTINUED


                                           ORIGINAL
LOAN       OWNERSHIP                     AMORTIZATION    ARD      GRACE
NUMBER     INTEREST           CROSSED      (MONTHS)      LOAN     PERIOD
------------------------------------------------------------------------
6104459     Fee Simple

6104459     Fee Simple

6104459     Fee Simple

6104459     Fee Simple

6104459     Fee Simple

6104459     Fee Simple

6104459     Fee Simple

6104459                         No           360         No       5

6104485     Fee Simple

6104485     Fee Simple

6104485     Fee Simple

6104485     Fee Simple

6104485     Fee Simple

6104485     Fee Simple

6104485                         No           360         No       5

6104518     Fee Simple          No           360         No       5

6104457     Fee Simple          No           300         No       5

6104446     Fee Simple          No           360         No       5

6104440     Fee Simple          No           360         No       5

6104345     Fee Simple          No           360         No       5

6104350     Fee Simple          No           300         No       5

6104385     Fee Simple          No           360         No       5

6104346     Fee Simple          No           360         No       5

6103802     Fee Simple          No           300         No       5

6104484     Fee Simple          No           360         Yes      7

6104434     Fee Simple          No           360         No       5

6104442     Fee Simple          No           360         Yes      7

6104429     Fee Simple          No           360         No       5

6104427     Fee Simple          No           360         No       5

6104430     Fee Simple          No           360         No       5

6103925     Fee Simple          No           312         No       5

6104488     Fee Simple          No           330         Yes      5

6104489     Fee Simple          No           300         Yes      5

6104403     Fee Simple          No           360         Yes      7

LOAN      CONTROL   TRUST
NUMBER    NUMBER      ID       PROPERTY NAME                                STREET ADDRESS                         CITY
-----------------------------------------------------------------------------------------------------------------------------------
6104374     P22       65       Walgreens-Germantown                        7790 Wolf River Parkway                 Germantown

6104441     P23       66       Wolfchase Bed Bath, & Beyond                 2810 North Germantown Parkway           Memphis

6104384     P24       71       CVS Pharmacy - Clayton                       308 Highway 441 South                   Clayton

6104433     P25       72       Cobblewood Shops                             1198 Smiley Avenue                      Forest Park

6104381     P26       77       Commerce Park IV and V                       23240 and 23250 Chagrin Boulevard       Beachwood

6104111     P27       79       16 Munson Road                               16 Munson Road                          Farmington

6104383     P28       81       20 South Charles Street                      20 South Charles Street                 Baltimore

6104478     P29       84       104 East 40th Street                         104 East 40th Street                    New York

6104395     P30       90       200 Docks Corner Road                        200 Docks Corner Road                   South Brunswick

6104477    P31.1     92.1      Rio Grande Industrial Center                 1900 Billy Mitchell Blvd./              Brownsville
                                                                            600-800 Elca Lane

6104477    P31.2     92.2      Rio Grande Distribution Center A&B           200-235 Texas Avenue                    Brownsville

6104477    P31.3     92.3      Rio Grande Distribution Center C             5575 FM 802                             Brownsville

6104477    P31.4     92.4      Rio Grande Distribution Center D             1302 South 28th Street                  Edinburg

6104477     P31       92       Rio Grande Industrial Portfolio (Roll-Up)

6104526     P32       93       Rio Grande Industrial Center #4              1900 C Billy Mitchell Boulevard         Brownsville

6104470     P33       95       Interstate South Commerce Center             9440-9456 Phillips Highway              Jacksonville

6104439     P34       98       Robertson Business Park                      3700, 3710, 3750, 3760 Robertson        Culver City
                                                                            Boulevard
6104469     P35       99       Interstate Distribution Center               8475 Western Way                        Jacksonville

6104373     P36       103      DFW Business Park                            1201 Ira East Woods Avenue              Grapevine

6104380     P37       104      Stillwater Industrial Park                   875-895 Stillwater Road                 West Sacramento

6104436     P38       105      Eagle Point                                  19119 Weiss Lane                        Pflugerville

6104370     P39       107      Ashley Pointe                                1300 Penile Road                        Louisville

6104369     P40       108      Applewood Pointe                             2100-2140 Spring Grove Lane             Middletown

6104368     P41       111      Heartland Pointe                             113 Sioux Trail                         Elsmere

6104480     P42       115      Town Center East                             950 Tower Lane,919, 923-985,989,999     Foster City
                                                                            E.Hillsdale Blvd.,1010 Metro Center
                                                                            Blvd.
6104409     P43       116      Storage USA - Wilton                         111 Danbury Road                        Wilton

6104365     P44       118      EZ Storage-Pasadena                          8195 Jumpers Hole Road                  Pasadena



TABLE CONTINUED



                                     AMORT-                                     REMAINING TERM TO
LOAN            ZIP       MORTGAGE   IZATION    ORIGINAL         CUT-OFF         STATED MATURITY    STATED MATURITY
NUMBER    STATE CODE      RATE (%)   BASIS      BALANCE          BALANCE          /ARD (MONTHS)         DATE/ ARD
-------------------------------------------------------------------------------------------------------------------
6104374   TN    38138     7.430%     ACT/360     3,150,000.00     3,134,433.30         113             10/01/11

6104441   TN    38018     7.280%     ACT/360     3,025,000.00     3,004,070.17         79              12/01/08

6104384   GA    30525     7.410%     ACT/360     1,462,000.00     1,446,040.77         114             11/01/11

6104433   OH    45240     7.890%     ACT/360     1,395,000.00     1,387,748.56         115             12/01/11

6104381   OH    44122     7.300%     ACT/360    17,100,000.00    17,012,984.00         113             10/01/11

6104111   CT    06032     7.850%     ACT/360    11,700,000.00    11,577,304.95         104             01/01/11

6104383   MD    21201     7.130%     ACT/360     8,375,000.00     8,347,996.67         116             01/01/12

6104478   NY    10016     7.330%     ACT/360     6,000,000.00     5,981,403.18         116             01/01/12

6104395   NJ    08810     6.980%     ACT/360    37,000,000.00    36,640,623.04         55              12/01/06

6104477   TX    78521


6104477   TX    78521

6104477   TX    78521

6104477   TX    78539

6104477                   7.540%     ACT/360    15,709,000.00    15,662,853.52         116             01/01/12

6104526   TX    78521     7.540%     ACT/360     1,783,000.00     1,777,762.30         116             01/01/12

6104470   FL    32256     6.910%     ACT/360    13,500,000.00    13,444,497.95         128             01/01/13

6104439   CA    90232     7.050%     ACT/360     7,500,000.00     7,455,032.94         175             12/01/16

6104469   FL    32256     6.910%     ACT/360     4,800,000.00     4,783,840.91         128             01/01/13

6104373   TX    76051     7.350%     ACT/360     1,920,000.00     1,910,338.95         113             10/01/11

6104380   CA    95605     7.100%     ACT/360     1,900,000.00     1,864,195.85         114             11/01/11

6104436   TX    78660     7.140%     ACT/360    11,900,000.00    11,861,706.53         116             01/01/12

6104370   KY    40272     7.020%     ACT/360     4,530,000.00     4,492,104.02         113             10/01/11

6104369   OH    45044     7.020%     ACT/360     4,445,000.00     4,407,815.11         113             10/01/11

6104368   KY    41018     7.020%     ACT/360     3,225,000.00     3,198,021.09         113             10/01/11

6104480   CA    94404     6.500%     ACT/360    45,500,000.00    45,300,487.34         115             12/01/11


6104409   CT    06897     7.000%     ACT/360     7,800,000.00     7,752,842.68         115             12/01/11

6104365   MD    21122     7.530%     ACT/360     5,100,000.00     5,060,928.61         113             10/01/11

                                                                442,876,638.25
                                                                ==============

                                                                                            ADMIN.      PRIMARY    MASTER
LOAN      CONTROL   TRUST                                               DUE    MONTHLY       FEE         SERVICING  SERVICING
NUMBER    NUMBER      ID      PROPERTY NAME                            DATE    PAYMENT       RATE       FEE RATE      FEE
----------------------------------------------------------------------------------------------------------------------------

6104374     P22       65      Walgreens-Germantown                      1st     $21,874.47    0.10170%  0.07500%    0.10000%

6104441     P23       66      Wolfchase Bed Bath, & Beyond              1st     $22,610.91    0.05170%  0.02500%    0.05000%

6104384     P24       71      CVS Pharmacy - Clayton                    1st     $11,697.45    0.10170%  0.07500%    0.10000%

6104433     P25       72      Cobblewood Shops                          1st     $10,665.38    0.10170%  0.07500%    0.10000%

6104381     P26       77      Commerce Park IV and V                    1st     $117,232.63   0.10170%  0.07500%    0.10000%

6104111     P27       79      16 Munson Road                            1st     $84,630.18    0.08170%  0.05500%    0.08000%

6104383     P28       81      20 South Charles Street                   1st     $56,452.19    0.05170%  0.02500%    0.05000%

6104478     P29       84      104 East 40th Street                      1st     $41,256.65    0.05170%  0.02500%    0.05000%

6104395     P30       90      200 Docks Corner Road                     1st     $261,036.43   0.05170%  0.02500%    0.05000%

6104477    P31.1     92.1     Rio Grande Industrial Center


6104477    P31.2     92.2     Rio Grande Distribution Center A&B

6104477    P31.3     92.3     Rio Grande Distribution Center C

6104477    P31.4     92.4     Rio Grande Distribution Center D

6104477     P31       92      Rio Grande Industrial Portfolio (Roll-Up) 1st     $110,296.18   0.10170%  0.07500%    0.10000%


6104526     P32       93      Rio Grande Industrial Center #4           1st     $12,518.82    0.10170%  0.07500%    0.10000%


6104470     P33       95      Interstate South Commerce Center          1st     $91,493.39    0.05170%  0.02500%    0.05000%

6104439     P34       98      Robertson Business Park                   1st     $53,247.90    0.10170%  0.07500%    0.10000%

6104469     P35       99      Interstate Distribution Center            1st     $31,644.92    0.05170%  0.02500%    0.05000%

6104373     P36       103     DFW Business Park                         1st     $13,228.26    0.05170%  0.02500%    0.05000%

6104380     P37       104     Stillwater Industrial Park                1st     $17,184.14    0.05170%  0.02500%    0.05000%

6104436     P38       105     Eagle Point                               1st     $80,293.02    0.05170%  0.02500%    0.05000%

6104370     P39       107     Ashley Pointe                             1st     $32,074.92    0.10170%  0.07500%    0.10000%

6104369     P40       108     Applewood Pointe                          1st     $31,473.07    0.10170%  0.07500%    0.10000%

6104368     P41       111     Heartland Pointe                          1st     $22,834.79    0.10170%  0.07500%    0.10000%

6104480     P42       115     Town Center East                          1st     $287,590.95   0.05170%  0.02500%    0.05000%

6104409     P43       116     Storage USA - Wilton                      1st     $55,128.78    0.05170%  0.02500%    0.05000%

6104365     P44       118     EZ Storage-Pasadena                       1st     $37,788.13    0.05170%  0.02500%    0.05000%


TABLE CONTINUED


                                        ORIGINAL
LOAN        OWNERSHIP                 AMORTIZATION   ARD   GRACE
NUMBER       INTEREST     CROSSED      (MONTHS)     LOAN   PERIOD
-----------------------------------------------------------------

6104374     Fee Simple        No        360         Yes     5

6104441     Fee Simple        No        276         Yes     7

6104384     Fee Simple        No        240         Yes     5

6104433     Fee Simple        No        300         No      5

6104381     Fee Simple        No        360         No      5

6104111     Fee Simple        No        360         No      10

6104383     Fee Simple        No        360         No      5

6104478     Fee Simple        No        360         No      5

6104395     Fee Simple        No        300         No      5

6104477     Fee Simple/
             Leasehold

6104477     Fee Simple

6104477     Fee Simple

6104477     Fee Simple

6104477                   Yes (BACM     360         No      5
                          02-PB2-S)

6104526     Fee Simple    Yes (BACM     360         No      5
                          02-PB2-S)

6104470     Fee Simple        No        330         No      5

6104439     Fee Simple        No        300         No      5

6104469     Fee Simple        No        360         No      5

6104373     Fee Simple        No        360         No      5

6104380     Fee Simple        No        180         No      5

6104436     Fee Simple        No        360         No      5

6104370     Fee Simple        No        300         No      5

6104369     Fee Simple        No        300         No      5

6104368     Fee Simple        No        300         No      5

6104480     Fee Simple        No        360         Yes     5

6104409     Fee Simple        No        300         No      5

6104365     Fee Simple        No        300         No      5

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in May 2002.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in May 2002, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in May 2002.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 10% of the outstanding principal balance of the related Mortgage Loan, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least six (6) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than six months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities, (b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements or (b) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To the Seller's knowledge, based solely upon inquiry of its servicer, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

            34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. ARD Loans. As of the Closing Date, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, the rate at which such ARD Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin (such margin, the "Additional Interest Rate").

            39. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

      (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

      (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

            41. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            42. Servicing Rights. Except as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            43. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            46. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            47. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller is legal, proper and prudent in all material respects.

            48. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Set forth below are the exceptions to the Representations and Warranties provided in Schedule II of that certain Mortgage Loan Purchase Agreement dated as of May 1, 2002, by and between Prudential Mortgage Capital Funding, LLC and Banc of America Commercial Mortgage, Inc.


                       REPRESENTATION AND WARRANTY NO. 14
                                   (INSURANCE)

Loan No.                                                Exception
--------                                                ---------

6104488 - Walgreens/Salt Lake City       Do not require the borrowers to carry
6104374 - Walgreens/Germantown           business interruption or rent loss
6104489 - Walgreens/Aurora               insurance because in each case,
                                         Walgreens   effectively    self-insures
                                         such loss through its lease
                                         obligations.

6103802 - Williamsburg Outlet Center     Permits the borrower's hazard insurance
                                         policy to contain a terrorism insurance
                                         exclusion.

6104395 - 200 Docks Corner Road          Permits the borrower's hazard insurance
                                         policy to provide a limited amount of
                                         terrorism coverage (currently
                                         $250,000).

6104480 - Town Center East               Is secured by certain land, and
                                         assignments of ground leases affecting
                                         the land. The borrower is only required
                                         to carry comprehensive general
                                         liability insurance.

6104370 - Ashley Pointe                  A portion of the Mortgaged Property is
                                         located in a flood hazard area. Flood
                                         insurance was required only with
                                         respect to business interruption and
                                         rental loss coverage since no material
                                         improvements owned by borrower were
                                         located in the flood hazard area, and
                                         the insurance on the potentially
                                         affected manufactured homes is the
                                         responsibility of the individual
                                         tenants.


                       REPRESENTATION AND WARRANTY NO. 15
                             (TAXES AND ASSESSMENTS)

Loan No.                                                Exception
--------                                                ---------

6104446 - Hillbrook Apartments           At closing, the borrower was involved
                                         in a tax contest and funds in an amount
                                         sufficient to cover the delinquent
                                         taxes and penalties were escrowed. The
                                         borrower has subsequently entered into
                                         an agreement with Mahoning County that
                                         provides that agreed-upon taxes are to
                                         be paid in five semi-annual
                                         installments of $3,623, and the escrow
                                         has been released.


                       REPRESENTATION AND WARRANTY NO. 18
                             (LEASEHOLD ESTATE ONLY)

Loan No.                                                Exception
--------                                                ---------

6104477 - Rio Grande Industrial          A small portion of one of the four
                                         Portfolio properties securing this
                                         loan, which contains one of multiple
                                         driveways providing access to the
                                         property, is subject to a ground lease
                                         which fails to satisfy a number of the
                                         specific provisions identified in
                                         Paragraph 18.


                       REPRESENTATION AND WARRANTY NO. 28
                       (RELEASES OF MORTGAGED PROPERTIES)

Loan No.                                                Exception
--------                                                ---------

6104484 - The Plaza at Citrus Park       The borrower is permitted to obtain
6104409 - Storage USA-Wilton             the release of a vacant outparcel with
6104111 - 16 Munson Road                 no monetary payment, upon satisfaction
                                         of other specified conditions.


                       REPRESENTATION AND WARRANTY NO. 43
                               (SERVICING RIGHTS)

Loan No.                                                Exception
--------                                                ---------

                                         Seller's affiliate, Prudential Asset
                                         Resources, Inc. ("PAR") has been
                                         granted the right to primary service
                                         all of the PMCF Loans. In addition, for
                                         each of the Mortgage Loans identified
                                         on the attached Exhibit A, a
                                         subservicer (generally, the mortgage
                                         broker associated with the related
                                         Mortgage Loan) has been granted the
                                         right to receive certain payments. The
                                         subservicers' rights to receive such
                                         payments are only terminable under
                                         limited circumstances.


                       REPRESENTATION AND WARRANTY NO. 47
                             (BORROWER ORGANIZATION)

Loan No.                                                Exception
--------                                                ---------

6104470 - Interstate South Commerce      The borrowers are trusts formed under
6104469 - Interstate Distribution        Center the laws of Canada.
Center